SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) : May 18, 2006

                          Commission File No. 000-49756

                           THE WORLD GOLF LEAGUE, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                   95-0201235
 -------------------------------           --------------------------------
(State or other jurisdiction of           (IRSEmployer  Identification  No.)
incorporation  or  organization)

       2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA              32779
      -----------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)

                                  (407) 331-6272
                           --------------------------
                           (Issuer  telephone number)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     The World Golf League, Inc. (the "Company," "we," "us"), and DLC Capital Group, LLC ("DLC") entered into a Securities Purchase Agreement dated as of May 18, 2006 (the "Closing" and the "Purchase Agreement") whereby we agreed to sell an aggregate of $400,000 in convertible notes ("Convertible Notes" or "Notes") and up to 700,000,000 warrants to purchase shares of our common stock at an exercise price of $0.004 ("Stock Purchase Warrants" or "Warrants"). At the Closing, we sold DLC a Convertible Note in the principal amount of one hundred and forty five thousand dollars ($145,000) (the "Note") and a Stock Purchase Warrant to purchase an aggregate of 253,750,000 shares of our common stock at an

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exercise  price  of $0.004 per share. We also granted DLC registration rights to the shares the Note is convertible into; the shares the Warrant is exercisable for pursuant to a Registration Rights Agreement, and the shares of common stock issuable upon the conversion of the additional notes and additional warrants we agreed to sell to DLC as described below, pursuant to a Registration Rights Agreement (the "Registration Agreement").

     Additionally, DLC agreed that upon the filing of a Registration Statement covering the Note, it would purchase additional Notes (the "Filing Notes") in the aggregate principal amount of fifty-five thousand dollars ($55,000) and additional warrants (the "Filing Warrants") to purchase an aggregate of 96,250,000 shares of Common Stock, with the closing of such purchase to occur within five (5) days of the filing date of the Registration Statement and to purchase additional notes (the "Effectiveness Notes" and, collectively with the Filing Notes, the "Additional Notes") in the aggregate principal amount of two hundred thousand dollars ($200,000) and additional warrants (the "Effectiveness Warrants" and, collectively with the Filing Warrants, the "Additional Warrants") to purchase an aggregate of 350,000,000 shares of Common Stock upon the effectiveness of the Registration Statement, with the closing of such purchase to occur within five (5) days of the date the Registration Statement is declared effective by the Commission. The terms of the Additional Notes and the Additional Warrants shall be identical to the terms of the Notes and Warrants. The Common Stock underlying the Notes and Warrants, as well as additional amounts of shares in connection with the conversion of accrued interest on the Notes, as provided in the Notes, are referred to herein as the "Registrable Securities," and shall be included in the Registration Statement to be filed pursuant to the Registration Rights Agreement.

     Pursuant to the Purchase Agreement, we agreed that we would not, without the prior written consent of DLC, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (A) the issuance of common stock at a discount to the market price of the common stock on the date of issuance; (B) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock; or (C) the issuance of warrants during the period beginning on the Closing, and ending on the later of (i) two hundred seventy (270) days from the Closing, or (ii) one hundred eighty (180) days from the date the Registration Statement which we are required to file pursuant to the Registration Rights Agreement is declared effective by the Securities and Exchange Commission (the later period being the "Lock-up Period"). Additionally, we agreed, subject to certain exceptions provided in the Purchase Agreement, to not conduct any equity financing (including debt with an equity component) during the period beginning on the Closing, and ending two (2) years after the end of the Lock-up Period unless we previously deliver to DLC written notice describing the terms and conditions of the proposed future offering, and provide DLC fifteen days to purchase its pro rata share as calculated in the Purchase Agreement, of the securities being offered in the future offering on the same terms as contemplated by such future offering, which right was further modified by the Right to Match provision of the Notes, described below.

     We also agreed to grant DLC 40,000,000 shares of our restricted common stock as a commitment fee in connection with the Closing of the funding.

CONVERTIBLE NOTE
----------------

     The $145,000 Note bears interest at the rate of ten percent (10%) per annum, payable each month in arrears until due on May 18, 2009 ("Maturity Date"). Any amount of principal or interest not paid on the Maturity Date bears interest at the rate of fifteen 15% per annum from the Maturity Date until paid. Additionally, the Note is convertible into shares of our common stock at any time prior to the Maturity Date, as described below, provided that DLC shall not be able to convert any portion of the Note into shares of common stock, if such conversion would result in beneficial ownership by DLC of more than 4.99% of our then outstanding shares of common stock. The Note may not be prepaid by us without the consent of DLC. The additional Notes described above to be issued subsequent to the Closing will have the same terms and conditions as the Note issued on the Closing, and such Notes will be due and payable on the third anniversary of their issuance date.

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     The  Notes are convertible into shares of our common stock at the lesser of
(i) $0.15 per share, (ii) seventy percent (70%) of the average of the five (5) lowest volume weighted average price ("VWAPs") trading days of our common stock during the 20 most recent completed trading days of the common stock on the OTCBB, prior to the date of conversion, (iii) seventy percent (70%) of the VWAP of our common stock for the most recent completed trading day prior to conversion, or (iv) seventy percent (70%) of the most recent closing bid price of our common stock prior to the conversion. Notwithstanding the foregoing, in the event that the conversion price in effect is less than $0.001 (the "Minimum Conversion Price"), then the Holder shall not be entitled to convert any portion of the Notes, unless we waive such Minimum Conversion Price.

     "Events  of  Default"  under  the  Notes  include:

          o our failure to pay principal or interest on the Note when due;

          o if we fail to issue shares of common stock upon DLC's conversion (unless such default is due to the fact that we do not have a sufficient number of authorized shares to issue such shares, in which case we have sixty (60) days to issue such shares if we are using our best efforts to increase our authorized shares);

          o our failure to file a registration statement covering the securities convertible into common stock in connection with the Notes and exercisable into common stock in connection with the Warrants within thirty (30) days following the Closing, and/or obtain effectiveness of the registration statement within one hundred twenty (120) days after filed, or such registration statement lapses in effect for more than ten (10) consecutive days or twenty (20) nonconsecutive days in any twelve (12) month period after such registration statement becomes effective;

          o our breach of any covenant contained in the Purchase Agreement or Notes, which continues for a period of ten (10) days after written notice of such breach from DLC to us;

          o our breach of any representation or warranty made in any Closing agreement;

          o our assignment of a receiver or trustee for the benefit of creditors and/or our voluntary or involuntary entry into bankruptcy, insolvency, reorganization or liquidation proceeding;

          o if any money judgment is entered or filed against us or our property for more than $50,000 and remains unvacated, unbonded or unstayed for a period of twenty (20) days; or

          o    if we are  delisted  from  the  OTCBB.

     If an Event of Default occurs under the Notes, DLC may cause the Notes to be immediately due and payable and to force us to pay it an amount equal to the greater of 150% of the amount remaining to be paid on the Notes (the "Default Sum"), or (a) the highest number of shares of common stock issuable upon conversion of the Default Sum, treating the trading day immediately preceding the date on which DLC has requested payment of the Default Sum as the "Conversion Date" for purposes of determining the lowest applicable Conversion Price, multiplied by (b) the highest closing price for our common stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the date on which DLC has requested payment of the Default Sum (the "Default Amount"). Additionally, if we fail to pay the Default Amount within five (5) business days of the date written notice that such amount is due and payable is given by DLC, then DLC has the right at any time, so long as we remain in default (and so long and to the extent that there are sufficient authorized shares), to require us, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of our common stock equal to the Default Amount divided by the Conversion Price then in effect.

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     We   also  agreed   pursuant   to   the   Notes   to   keep   an  amount of
authorized but unissued shares of common stock available equal to two times the total conversion of the Notes available to allow for conversions of the Notes at all times. If at any time DLC submits a notice of conversion and we do not have a sufficient amount of authorized but unissued shares available for such conversion, the conversion will not take place until such time as we have a sufficient number of authorized but unissued shares, at which time such conversion will take place at the lesser of the conversion price in effect on the original date when DLC sent the notice of conversion or a conversion date thereafter chosen by DLC. Additionally, we are obligated to pay DLC default interest as calculated in the Notes in the event we do not have a sufficient number of authorized but unissued shares available to allow such conversion by DLC. At this time, we do not have such amount of authorized but unissued shares although we plan to increase our authorized shares in the future.

     Additionally, pursuant to the Notes, in the event that we obtain a commitment for any other financing (either debt, equity, or a combination thereof) which is to close during the term the Notes are outstanding, DLC is entitled to a right of first refusal to enable it to, at its option, match the terms of the other financing. In connection with such right to match, we are to deliver to DLC, at least 10 days prior to the proposed closing date of such other financing, written notice describing the proposed transaction, including the terms and conditions thereof, and providing DLC an option during the 10 day period following delivery of such notice to provide the financing being offered in such transaction on the same terms as contemplated by such transaction. This right to match any financing commitment received includes all subsidiaries in which we hold a twenty-five percent (25%) or greater interest. If after receiving such offer, DLC declines to exercise its rights of first refusal, DLC may require us to repay 150% of the outstanding principal, and accrued interest and penalties, if any, owed pursuant to the Notes, which repayment would occur simultaneously with the subsequent financing (collectively the rights described in this paragraph are referred to in this filing as the "Right to Match").

STOCK PURCHASE WARRANT
----------------------

     In connection with the Purchase Agreement, we sold DLC a Warrant to purchase up to 253,750,000 fully paid and nonassessable shares of our common stock, at an exercise price per share equal to $0.004 (the "Exercise Price"). The Warrant is exercisable at any time or from time to time before 6:00 p.m., New York, New York time on the third (3rd) anniversary of the date of issuance of the Warrant, May 18, 2009 (the "Exercise Period"). The additional Warrants described above to be issued subsequent to the Closing will have the same terms and conditions as the Warrant issued on the Closing, and such Warrants will be exercisable until the third anniversary of their issuance date.

     The Warrant includes a provision, whereby if we issue or grant any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase common stock or other securities convertible into or exchangeable for common stock; subdivide or combine our common stock at any time the Warrant is outstanding; consolidate or merge with another company; distribute our assets in a partial liquidation or winding up, the exercise price and amount of shares which the Warrant is convertible into is automatically adjusted as provided in the Warrant.

     Additionally, the Warrant contains a cashless exercise feature, whereby if the resale of the shares underlying the Warrant is not then registered pursuant to an effective registration statement under the Securities Act, the Warrant may be exercised by a cashless exercise, in lieu of paying the Exercise Price in cash, and DLC is able to surrender the Warrant for that number of shares of common stock determined by multiplying the number of shares to which it would otherwise be entitled, by a fraction, the numerator of which is the difference between the then market price per share of our common stock and the Exercise Price, and the denominator of which is the then market price per share of our common stock. For example, if DLC is exercising 100,000 Warrants with a per Warrant exercise price of $0.15 per share through a cashless exercise when the market price of our common stock is $0.25 per share, then upon such cashless exercise DLC will be able to receive 40,000 shares of our common stock.

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REGISTRATION  RIGHTS  AGREEMENT
-------------------------------

     The Registration Rights Agreement provides that we shall prepare and file a Registration Statement with the Securities and Exchange Commission covering the shares convertible into common stock in connection with the Note and exercisable into shares of common stock in connection with the Warrant within thirty (30) days of the Closing date. Additionally, we agreed to use our best efforts to obtain effectiveness of such Registration Statement as soon as possible after such filing, but in no event later than ninety (90) days from the Closing date

     Additionally, pursuant to the Registration Statement, we agreed to use our best efforts to obtain effectiveness of the Registration Statement as soon as practicable. If (i) the Registration Statement covering the Registrable Securities required to be filed by us is not filed within thirty (30) days of the Closing date, or declared effective by the SEC on or prior to one hundred twenty (120) days from the Closing date, or (ii) after the Registration
Statement has been declared effective by the SEC, sales of all of the Registrable Securities cannot be made pursuant to the Registration Statement, or
(iii) our common stock ceases to be listed or included for quotation on the Over-The-Counter Bulletin Board, or another market or exchange as described in the Registration Rights Agreement, then we agreed to make a payment to DLC in an amount equal to $10,000 for each 30-day period or any portion thereof following the date which we agreed that such Registration Statement would be filed with the SEC, or the date that we agreed that such Registration Statement would be declared effective with the SEC, provided, however, that such payment will not exceed $50,000 in the aggregate. We agreed that these payments would be in partial compensation to DLC, and that such payments will not constitute DLC's exclusive remedy for such events. Additionally, we agreed that the payments described above would be made to DLC in cash.

ITEM  3.03  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     On May 18, 2006, we entered into the Purchase Agreement with DLC, an accredited investor, for the sale of an aggregate of (i) $400,000 in convertible debentures and (ii) warrants to buy 700,000,000 shares of our common stock at an exercise price of $0.004 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, since the foregoing transactions did not involve a public offering, the recipient had access to information that would be included in a registration statement, took the shares for investment and not resale and we took appropriate measures to restrict transfer.

     On or about May 25, 2006, we issued 40,000,000 shares of restricted common stock to DLC as a commitment fee, in conection with our entry into the Note and Securities Purchase Agreement. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, since the foregoing transactions did not involve a public offering, the recipient had access to information that would be included in a registration statement, took the shares for investment and not resale and we took appropriate measures to restrict transfer.

ITEM  9.01.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

     10.1*     Securities Purchase Agreement with DLC dated May 18, 2006

     10.2*     Convertible Note with DLC dated May 18, 2006

     10.3*     Stock Purchase Warrant with DLC dated May 18, 2006

     10.4*     Registration Rights Agreement with DLC dated May 18, 2006

*  Filed  herewith.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE  WORLD  GOLF  LEAGUE,  INC.
-------------------------------

May  25,  2006


/s/ Michael  S.  Pagnano
------------------------
Michael  S.  Pagnano
Chief  Executive  Officer

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